February 24, 2010

U.S. Securities and Exchange Commission Office of the Chief Accountant 100 F Street, NE Washington, DC 20549	Audit · Tax · Advisory Grant Thornton LLP 100 E Wisconsin Avenue, Suite 2100 Milwaukee, WI 53202-4169 T 414.289.8200 F 414.289.9910 www.GrantThornton.com

Re:   STRATTEC SECURITY CORPORATION
         File No. 0-25150

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of STRATTEC SECURITY CORPORATION dated February 23, 2010, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ Grant Thorton LLP

GRANT THORNTON LLP

cc:   Mr. David Zimmer
        STRATTEC Security Corporation, Audit Committee Chair

       Mr. Patrick J. Hansen
       STRATTEC Security Corporation, Chief Financial Officer